Exhibit (j)(i)
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated June 27, 2011, relating to the financial statements and financial highlights which appear in the April 30, 2011 Annual Report to Shareholders of the Lateef Fund, the Corverus Strategic Equity Fund, the Pemberwick Fund, the WHV International Equity Fund, the WHV Emerging Markets Equity Fund, the Boston Advisors Broad Allocation Strategy Fund, the Cutwater Investment Grade Bond Fund, the Dupont Capital Emerging Markets Fund, the Estabrook Investment Grade Fixed Income Fund, the Formula Investing U.S. Value 1000 Fund, the Formula Investing U.S. Value Select Fund, the Formula Investing International Value Select Fund, the Formula Investing International Value 400 Fund, the Pacific Capital Tax-Free Securities Fund, the Pacific Capital Tax-Free Short Intermediate Securities Fund, the Polen Growth Fund, and the Private Capital Management Value Fund (each constituting a separate series of FundVantage Trust), which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights”, “Independent Registered Public Accounting Firm” and “Financial Statements” in such Registration Statement.
/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
August 25, 2011
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the reference to us under the heading “Independent Registered Public Accounting Firm” in this Registration Statement on Form N-1A of the Boston Advisors U.S. Small Cap Equity Fund, the Boston Advisors International Equity Fund, the Cutwater High Yield Fund, the Cutwater Multi-Sector Inflation Protection Fund, the Cutwater Municipal Bond Inflation Protection Fund, the Dupont Capital Emerging Markets Debt Fund, the Estabrook Value Fund, the Gotham U.S. Value 1000 Fund, the Gotham Global Value 500 Fund, the Gotham International Value 400 Fund, the Formula Investing Global Value 500 Fund and the Formula Investing Global Value Select Fund (each constituting a separate series of the FundVantage Trust.)
/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
August 25, 2011